2nd Quarter Fiscal Year 2016 Earnings Release Parker Hannifin Corporation January 26, 2016 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Safe Harbor Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; the ability to implement successfully the Company's capital allocation initiatives, including the timing, price and execution of share repurchases; increases in raw material costs that cannot be recovered in product pricing; the company's ability to manage costs related to insurance and employee retirement and health care benefits; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution, (c) segment operating income and operating margins reported in accordance with U.S. GAAP to segment operating income and operating margins without the effect of business realignment charges and, (d) net income and earnings per diluted share reported in accordance with U.S. GAAP to net income and earnings per diluted share without the effect of business realignment charges. The effects of acquisitions, currency exchange rates, discretionary pension plan contributions, and business realignment charges are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, net income and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges. Please visit www.PHstock.com for more information 2

Agenda 3 • Chairman and CEO Comments • Questions and Answers • Results and Outlook

Highlights 2nd Quarter FY2016 4  Responding Well in a Challenging Environment  Solid Decremental Margin (17.2% Adjusted MROS)  Second Quarter Sales of $2.7B  Declined 14% (4% Currency, 10% Organic)  Adjusted Segment Operating Margins 13.5% (12.2% As Reported)  Restructuring and Simplification Progressing Well  Adjusted Earnings per Share of $1.52 ($1.33 As Reported)  YTD Operating Cash Flow 9.8% of Sales Adjusted (6.2% As Reported)  New Win Strategy Driving Long-Term Top-Quartile Performance

Diluted Earnings Per Share 2nd Quarter FY2016 5 *Adjusted for Business Realignment Charges

Influences on Adjusted Earnings Per Share 2nd Quarter FY2016 vs. 2nd Quarter FY2015 6 *Adjusted for Business Realignment Charges

Sales & Segment Operating Margin Total Parker 7 $ in millions 2nd Quarter FY2016 % Change FY2015 Sales As Reported 2,706$ (13.7)% 3,135$ Acquisitions 10 0.3 % Currency (139) (4.4)% Organic Sales 2,835$ (9.6)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 331$ 12.2% 430$ 13.7 % Business Realignment 35 9 Adjusted 366$ 13.5% 439$ 14.0%

Sales & Segment Operating Margin Diversified Industrial North America 8 $ in millions 2nd Quarter FY2016 % Change FY2015 Sales As Reported 1,161$ (16.4)% 1,389$ Acquisitions 2 0.1 % Currency (18) (1.3)% Organic Sales 1,177$ (15.2)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 154$ 13.2% 227$ 16.3 % Business Realignment 20 0 Adjusted 174$ 15.0% 227$ 16.3%

Sales & Segment Operating Margin Diversified Industrial International 9 $ in millions 2nd Quarter FY2016 % Change FY2015 Sales As Reported 993$ (16.4)% 1,188$ Acquisitions 8 0.7 % Currency (119) (10.0)% Organic Sales 1,104$ (7.1)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 95$ 9.6% 137$ 11.5 % Business Realignment 14 9 Adjusted 109$ 11.0% 146$ 12.3%

Sales & Segment Operating Margin Aerospace Systems 10 $ in millions 2nd Quarter FY2016 % Change FY2015 Sales As Reported 552$ (1.1)% 558$ Acquisitions - - % Currency (2) (0.4)% Organic Sales 554$ (0.7)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 82$ 14.8% 67$ 12.0 % Business Realignment 0 - Adjusted 82$ 14.8% 67$ 12.0%

Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Dec 2015 Sep 2015 Dec 2014 Sep 2014 Total Parker 12%- 11%- 4%+ 5%+ Diversified Industrial North America 15%- 12%- 4%+ 6%+ Diversified Industrial International 10%- 8%- 1%+ 2%+ Aerospace Systems 11%- 16%- 9%+ 12%+

Adjusted Cash Flow from Operating Activities FY2016 YTD 12 As Reported Cash Flow From Operating Activities Discretionary Pension Plan Contribution Adjusted Cash Flow From Operating Activities FY 2016 % of Sales FY 2015 % of Sales 347 6.2% 538 8.4% 200 547 9.8% 538 8.4% *Adjusted for discretionary pension plan contribution

FY2016 Guidance Adjusted EPS held at $6.10 Midpoint 13 Sales Growth vs. Prior Year Diversified Industrial North America (15.6%) - (11.6%) Diversified Industrial International (14.7%) - (11.7%) Aerospace Systems (0.3%) - 1.7% Total Parker (12.6%) - (9.3%) Adjusted Segment Operating Margins Diversified Industrial North America 16.2% - 16.4% Diversified Industrial International 12.2% - 12.4% Aerospace Systems 14.6% - 14.8% Total Parker 14.4% - 14.6% Below the Line Items Corporate General & Administrative Expense, Interest and Other $484 M Tax Rate Full Year 28% Shares Diluted Shares Outstanding 137.1 M Earnings Per Share As Reported Range $5.40 - $5.80 Adjusted Range $5.90 - $6.30 FY16 Adjusted Segment Operating Margins exclude FY16 Business Realignment Charges FY16 Adjusted Earnings Per Share excludes FY16 Business Realignment Charges

FY2016 Guidance Reconciliation to Prior Guidance at Midpoint 14 *Adjusted for Business Realignment Charges

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Appendix  Consolidated Statement of Income  Reconciliation of Net Income & EPS  Business Segment Information  Reconciliation of Segment Operating Margin  Consolidated Balance Sheet  Consolidated Statement of Cash Flows  Reconciliation of Forecasted EPS  Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 17 (Unaudited) Three Months Ended December 31, Six Months Ended December 31, (Dollars in thousands except per share amounts) 2015 2014 2015 2014 Net sales 2,705,590$ 3,134,993$ 5,574,938$ 6,404,925$ Cost of sales 2,140,624 2,401,584 4,341,528 4,861,449 Gross profit 564,966 733,409 1,233,410 1,543,476 Selling, general and administrative expenses 314,666 379,804 684,880 780,644 Interest expense 34,297 27,645 70,057 48,606 Other (income), net (13,877) (17,306) (27,056) (25,675) Income before income taxes 229,880 343,266 505,529 739,901 Income taxes 46,743 75,931 127,366 192,395 Net income 183,137 267,335 378,163 547,506 Less: Noncontrolling interests 155 83 203 165 Net income attributable to common shareholders 182,982$ 267,252$ 377,960$ 547,341$ Earnings per share attributable to common shareholders: Basic earnings per share 1.35$ 1.84$ 2.78$ 3.72$ Diluted earnings per share 1.33$ 1.80$ 2.74$ 3.66$ Average shares outstanding during period - Basic 135,373,356 145,493,247 136,108,930 147,116,038 Average shares outstanding during period - Diluted 137,065,447 148,182,777 137,788,219 149,463,280 Cash dividends per common share .63$ .63$ 1.26$ 1.11$

Reconciliation of Net Income & EPS 18 (Unaudited) Three Months Ended December 31, Six Months Ended December 31, (Dollars in thousands except per share amounts) 2015 2014 2015 2014 Net income 183,137$ 267,335$ 378,163$ 547,506$ Adjustments: Business realignment charges 25,463 6,450 41,015 11,962 Adjusted net income 208,600$ 273,785$ 419,178$ 559,468$ Earnings per diluted share 1.33$ 1.80$ 2.74$ 3.66$ Adjustments: Business realignment charges 0.19 0.04 0.30 0.08 Adjusted earnings per diluted share 1.52$ 1.84$ 3.04$ 3.74$

Business Segment Information By Industry 19 (Unaudited) Three Months Ended December 31, Six Months Ended December 31, (Dollars in thousands) 2015 2014 2015 2014 Net sales Diversif ied Industrial: North America 1,160,774$ 1,389,207$ 2,447,104$ 2,861,019$ International 992,464 1,187,400 2,030,911 2,450,897 Aerospace Systems 552,352 558,386 1,096,923 1,093,009 Total 2,705,590$ 3,134,993$ 5,574,938$ 6,404,925$ Segment operating income Diversif ied Industrial: North America 153,581$ 226,888$ 366,329$ 491,124$ International 95,367 136,525 224,662 326,330 Aerospace Systems 81,764 66,817 155,767 132,166 Total segment operating income 330,712 430,230 746,758 949,620 Corporate general and administrative expenses 31,210 51,360 84,261 106,804 Income before interest and other 299,502 378,870 662,497 842,816 Interest expense 34,297 27,645 70,057 48,606 Other expense 35,325 7,959 86,911 54,309 Income before income taxes 229,880$ 343,266$ 505,529$ 739,901$

20 Reconciliation of Segment Operating Margin (Unaudited) Operating income Margin Operating income Margin As reported segment operating income 330,712$ 12.2% 746,758$ 13.4% Adjustments: Business realignment charges 34,800 56,588 Adjusted segment operating income 365,512$ 13.5% 803,346$ 14.4% Three Months Ended December 31, 2015 Six Months Ended December 31, 2015

Consolidated Balance Sheet 21 (Unuaudited) December 31, June 30, December 31, (Dollars in thousands) 2015 2015 2014 Assets Current assets: Cash and cash equivalents 1,047,494$ 1,180,584$ 1,075,307$ Marketable securities and other investments 820,682 733,490 886,879 Trade accounts receivable, net 1,419,934 1,620,194 1,572,864 Non-trade and notes receivable 293,913 364,534 428,090 Inventories 1,279,760 1,300,459 1,453,996 Prepaid expenses 141,030 241,684 160,335 Deferred income taxes 148,198 142,147 150,301 Total current assets 5,151,011 5,583,092 5,727,772 Plant and equipment, net 1,598,185 1,664,022 1,716,489 Goodw ill 2,913,065 2,942,679 3,011,894 Intangible assets, net 975,515 1,013,439 1,090,972 Other assets 1,116,315 1,091,805 1,021,272 Total assets 11,754,091$ 12,295,037$ 12,568,399$ Liabilities and equity Current liabilities: Notes payable 574,302$ 223,142$ 242,043$ Accounts payable 948,157 1,092,138 1,145,202 Accrued liabilities 736,145 894,555 817,152 Accrued domestic and foreign taxes 109,495 140,295 134,754 Total current liabilities 2,368,099 2,350,130 2,339,151 Long-term debt 2,724,860 2,723,960 2,725,510 Pensions and other postretirement benefits 1,475,351 1,699,197 1,309,477 Deferred income taxes 76,405 77,967 86,606 Other liabilities 306,655 336,214 347,514 Shareholders' equity 4,799,406 5,104,287 5,756,749 Noncontrolling interests 3,315 3,282 3,392 Total liabilities and equity 11,754,091$ 12,295,037$ 12,568,399$

Consolidated Statement of Cash Flows 22 (Unaudited) Six Months Ended December 31, (Dollars in thousands) 2015 2014 Cash flows from operating activities: Net income 378,163$ 547,506$ Depreciation and amortization 156,093 160,625 Stock incentive plan compensation 39,026 52,217 Gain on sale of businesses - (5,791) (Gain) loss on disposal of assets (336) 8,092 Gain on sale of marketable securities (158) - Net change in receivables, inventories, and trade payables 41,866 2,205 Net change in other assets and liabilities (255,296) (167,918) Other, net (12,730) (58,439) Net cash provided by operating activities 346,628 538,497 Cash flows from investing activities: Acquisitions (net of cash of $3,814 in 2015 and $3,979 in 2014) (67,552) (18,640) Capital expenditures (75,419) (109,781) Proceeds from sale of plant and equipment 8,506 3,902 Proceeds from sale of businesses - 22,779 Purchases of marketable securities and other investments (575,183) (971,606) Maturities and sales of marketable securities and other investments 527,819 475,851 Other, net (41,450) (43,239) Net cash (used in) investing activities (223,279) (640,734) Cash flows from financing activities: Net payments for common stock activity (394,030) (852,524) Net proceeds from debt 356,591 669,975 Dividen s (171,707) (164,758) Net cash (used in) financing activities (209,146) (347,307) Effect of exchange rate changes on cash (47,293) (88,704) Net (decrease) in cash and cash equivalents (133,090) (538,248) Cash and cash equivalents at beginning of period 1,180,584 1,613,555 Cash and cash equivalents at end of period 1,047,494$ 1,075,307$

Reconciliation of Forecasted EPS 23 (Unaudited) (Amounts in dollars) Fiscal Year 2016 Forecasted earnings per diluted share $5.40 to $5.80 Adjustments: Business realignment charges .50 Adjusted forecasted earnings per diluted share $5.90 to $6.30

Supplemental Sales Information Global Technology Platforms 24 (Unaudited) (Dollars in thousands) September 30, 2015 December 31, 2015 September 30, 2015 December 31, 2015 Net sales Diversif ied Industrial: Motion Systems 802,495$ 754,923$ 802,495$ $ 1,557,418 Flow and Process Control 881,911 805,611 881,911 1,687,522 Filtration and Engineered Materials 640,371 592,704 640,371 1,233,075 Aerospace Systems 544,571 552,352 544,571 1,096,923 Total 2,869,348$ 2,705,590$ 2,869,348$ 5,574,938$ Three Months Ending Fiscal Year-to-Date